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                                  EXHIBIT 4.1
-----------------                 -----------                   ----------------
     Number                                                          Shares
-----------------                                               ----------------


                         HEADLANDS(R) MORTGAGE COMPANY

            INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

COMMON STOCK                                                        COMMON STOCK

                                                        CUSIP [___________]


THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF

                         HEADLANDS(R) MORTGAGE COMPANY

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. This Certificate and the shares represented are issued and shall be held subject to all the provisions of the Articles of Incorporation and the Bylaws of the Corporation and any amendments thereto, to all of which the holder of this Certificate, by acceptance hereof, assents. See reverse hereof for a statement regarding the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT          COUNTERSIGNED AND REGISTERED:

                                         THE BANK OF NEW YORK
               SECRETARY
                                                    TRANSFER AGENT AND REGISTRAR

                                         BY

                                                          AUTHORIZED SIGNATURE

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     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Articles of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any shareholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - ________________ Custodian ________________
                             (Cust)                     (Minor)
          Under Uniform Gifts to Minors
          Act__________________________
                    (State)

     UNIF TRF MIN ACT - _________________ Custodian (until age ____)
                             (Cust)
          _______________ under Uniform Transfers to Minors Act ___________
             (Minor)                                              (State)

         Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, ___________ hereby sell, assign and transfer unto

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE, NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Date_____________________               ________________________________________

                                        ________________________________________

                                        NOTICE    THE SIGNATURE(S) TO THIS
                                                  ASSIGNMENT MUST CORRESPOND
                                                  WITH THE NAME(S) AS WRITTEN
                                                  UPON THE FACE OF THE
                                                  CERTIFICATE IN EVERY
                                                  PARTICULAR, WITHOUT ALTERATION
                                                  OR ENLARGEMENT OR ANY CHANGE
                                                  WHATEVER.

Signature(s) Guaranteed:

_____________________________________
The signature should be guaranteed
by a brokerage firm or a financial
institution that is a member of a
securities approved Medallion
program, such as Securities Transfer
Agents Medallion Program (STAMP), Stock
Exchanges Medallion Program (SEMP) or
New York Stock Exchange, Inc.
Medallion Signature Program (MSP).